SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2005



                                 NETMANAGE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-22158                  77-0252226
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification No.)



20883 STEVENS CREEK BOULEVARD, CUPERTINO, CALIFORNIA              95014
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (408) 973-7171


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

     On October 24, 2005, NetManage, Inc. (the "Registrant"), (NASDAQ: NETM), a software company that provides solutions for accessing, Web enabling and integrating enterprise information systems, today reported financial results for the third quarter ended September 30, 2005. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.


ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (b) Financial Statements and pro forma financial information


     NONE

     (c) Exhibit Description

Exhibit
Number        Description
--------      -----------
99.1          Press Release of NetManage, Inc. dated October 24, 2005.


The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NETMANAGE, INC.

                     By:   s/ Michael R. Peckham
                           -----------------------------------------------
                           Michael R. Peckham
                           Chief Financial Officer, Senior Vice President Finance and Secretary



Date: October 24, 2005

                                INDEX TO EXHIBITS
Exhibit
Number      Description
--------    -----------
99.1        Press Release of NetManage, Inc. dated October 24, 2005.